Exhibit 99.2


          CERTIFICATION OF CHIEF FINANCIAL OFFICER
                         PURSUANT TO
                   18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of on Form 10-QSB for the quarterly period ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Runcorp, Inc.

Date: August 15, 2002         By:   /s/ Robert Gentles
                                        ------------------
                              Name:     Robert Gentles
                              Title:    Chief Financial Officer